UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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☒	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12
Crimson Wine Group, Ltd.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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5901 Silverado Trail
Napa, California 94558

Notice of the Annual Meeting of Stockholders
To be held July 23, 2026

June 9, 2026
Dear Stockholders,

You are cordially invited to the 2026 annual meeting of stockholders (the “Annual Meeting”) of Crimson Wine Group, Ltd. (the “Company”) to be held on Thursday, July 23, 2026, beginning at 10:00 a.m., Pacific Time in a virtual meeting format. The virtual meeting format allows all of the Company’s stockholders to participate in the Annual Meeting no matter where they are located. The Annual Meeting will be held for the following purposes:
1.To elect seven members to the Company’s Board of Directors;
2.To ratify the selection of BPM LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026; and
3.To transact such other business that may properly come before the Annual Meeting or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on May 26, 2026 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.
Only record holders, and people holding proxies from record holders, of the Company’s common stock as of the Record Date may attend the Annual Meeting.
You can participate in the Annual Meeting, which will be conducted exclusively online at https://edge.media-server.com/mmc/p/sutywhuw. To participate in the Annual Meeting, you will need to enter the password of crimson2026 (which is case-sensitive) and the 11-digit voter control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. You can submit questions pertinent to the Company and meeting matters one hour before and during the Annual Meeting at https://edge.media-server.com/mmc/p/sutywhuw as part of a Q&A session, as time permits.

The Annual Meeting will begin promptly at 10:00 a.m., Pacific Time. The virtual meeting room will open at 9:00 a.m., Pacific Time, for registration and check-in. The Company encourages you to access the Annual Meeting prior to the start time and allow ample time for check-in procedures.
On or around June 9, 2026, the Company began mailing a Notice of Internet Availability of Proxy Materials to its stockholders informing them that the Company’s proxy materials, including the Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2025, and proxy card/voting instructions, are available on the Internet as of the same date. As more fully described in the Notice of Internet Availability of Proxy Materials, all stockholders may choose to access the Company’s proxy materials via the Internet or may request printed copies of the proxy materials.
For additional information regarding the virtual Annual Meeting, please see page 33 of the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 23, 2026:

The Notice of Annual Meeting, Proxy Statement, and Annual Report for the fiscal year ended December 31, 2025 are available at https://crimsonwinegroup.investorroom.com/sec-filings

YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, THE COMPANY HOPES THAT YOU WILL READ THE PROXY STATEMENT AND VOTE YOUR PROXY VIA THE INTERNET OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND COMPLETING, SIGNING, AND RETURNING THE PROXY CARD ENCLOSED THEREIN.

By Order of the Board of Directors

Tina Hilger
Corporate Secretary

5901 Silverado Trail
Napa, California 94558

PROXY STATEMENT

Annual Meeting of Stockholders

This proxy statement (the “Proxy Statement”) is being furnished to the stockholders of Crimson Wine Group, Ltd., a Delaware corporation (the “Company” or “Crimson”), in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors” or “Board”) for use in voting at the Annual Meeting of Stockholders to be held on July 23, 2026, and at any adjournments or postponements thereof (the “Annual Meeting”).
The U.S. Securities and Exchange Commission (the “SEC”) has adopted rules that allow the Company to use a “Notice and Access” model to make the Proxy Statement and other Annual Meeting materials available to you on the Internet. On or around June 9, 2026, the Company began mailing a notice to its stockholders, called the Notice of Internet Availability of Proxy Materials (the “Notice”), advising that the proxy materials, including the Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), and proxy card/voting instructions, can be accessed on the Internet upon the commencement of such mailing. You may access these materials and vote your shares via the Internet, or you may request that a printed copy of the proxy materials be sent to you. You will not receive a printed copy of the proxy materials unless you request one in the manner described in the Notice. Using the Notice allows the Company to conserve natural resources and reduces the costs of printing and distributing the proxy materials while providing the stockholders with access to the proxy materials in a fast and efficient manner via the Internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
TO BE HELD ON JULY 23, 2026:

The Notice of Annual Meeting, Proxy Statement, and Annual Report for the fiscal year ended December 31, 2025 are available at https://crimsonwinegroup.investorroom.com/sec-filings

THE MEETING
Date, Time and Place
The Annual Meeting will be held on July 23, 2026 at 10:00 a.m., Pacific Time, in a virtual meeting format. You can participate in the Annual Meeting, which will be conducted exclusively online at https://edge.media-server.com/mmc/p/sutywhuw. To participate in the Annual Meeting, you will need to enter the password of crimson2026 (which is case-sensitive) and the 11-digit voter control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Matters to be Considered
At the Annual Meeting, stockholders will be asked to consider and vote:
1.To elect seven members to the Board of Directors;
2.To ratify the selection of BPM LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026.

See “PROPOSAL 1: ELECTION OF DIRECTORS” and “PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” for additional information.
The Board of Directors does not know of any matters to be brought before the meeting other than as set forth in the Notice. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.
Record Date; Shares Outstanding and Entitled to Vote
 Stockholders of record as of the close of business on May 26, 2026 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 20,586,027 shares of common stock outstanding and entitled to vote, with each share entitled to one vote.
Quorum for the Annual Meeting
Holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors must be present, in person or by proxy, for the transaction of business at the Annual Meeting. This is called a quorum. Abstentions, votes withheld and broker non-votes (as defined below) are counted for purposes of determining whether a quorum is present. If a quorum is not present, the Company may propose to adjourn the Annual Meeting and reconvene the Annual Meeting at a later date.

Broker Non-Votes
A “broker non-vote” occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under New York Stock Exchange rules applicable to brokers (which are also applicable to companies the securities of which are traded through the OTC Markets), brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.” The proposals to elect directors (Proposal 1) is considered a “non-routine” item, which means that brokerage firms may not vote in their discretion regarding this item on behalf of beneficial owners who have not furnished voting instructions. The proposal to ratify the selection of the independent registered public accounting firm (Proposal 2), however, is considered a “routine” item, which means that brokerage firms may vote in their discretion regarding the selection of the Company’s independent registered public accounting firm on behalf of beneficial owners who have not furnished voting instructions. Because at least one routine item is to be voted upon at the meeting, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.
Required Votes for Each Proposal
Proposal 1: Election of Directors. Under Delaware law and the Company’s bylaws, the affirmative vote of the holders of a plurality of the shares of common stock voted at the meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward the nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee, broker non-votes or shares present by proxy where the stockholder withholds authority to vote for the nominee will not be counted toward the nominee’s achievement of a plurality.
Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm. Ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the effect of a negative vote. Because this is a “routine” item, the Company does not anticipate any broker non-votes, but to the extent there are, broker non-votes will have no effect on the outcome of the proposal.
Voting and Revocation of Proxies
Stockholders are requested to vote either by proxy or electronically at the virtual Annual Meeting. If you choose to vote by proxy, you may do so via the Internet or by requesting a printed copy of the proxy materials and mailing in the enclosed proxy card. Voting instructions are provided on the Notice and the proxy card. Even if you plan to attend the virtual Annual Meeting, the Board recommends that you submit a proxy in advance via the Internet or by mail. In this way, your shares of common stock will be voted as directed by you even if you should become unable to attend the virtual Annual Meeting. If a stockholder does not return a signed proxy card, and does not attend the virtual meeting and vote electronically, such stockholder’s shares will not be voted.
If your shares are held in the name of a broker, bank or other agent, follow the voting instructions on the form you receive from such entity.
Shares of the Company’s common stock represented by properly executed proxies received by the Company that are not revoked will be voted at the virtual meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules discussed above under “Required Votes for Each Proposal,” if instructions are not given, proxies will be voted for the election of each nominee for director named and for ratification of the selection of the independent registered public accounting firm.
Any proxy signed and returned by a stockholder may be revoked at any time before it is exercised by giving written notice of revocation to the Corporate Secretary of the Company, at the address set forth herein, by executing and delivering a later-dated proxy in writing, or by voting electronically at the virtual meeting. Attendance at the virtual meeting will not in and of itself constitute revocation of a proxy. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on the Record Date in order to electronically vote your shares at the Annual Meeting.
Dissenters’ Rights
Under Delaware law, stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as result of the approval of any of the proposals.
Proxy Solicitation
The Company will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and regular employees may solicit proxies from stockholders by telephone, in person, electronic communication or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of shares of common stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.
Independent Registered Public Accounting Firm
The Company has been advised that representatives of BPM LLP, the Company’s independent registered public accounting firm for 2026 and for the fiscal year ended December 31, 2025, will attend the virtual Annual Meeting and have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSAL 1: ELECTION OF DIRECTORS
Upon the recommendation of the Nominating Committee of the Board, the Board has nominated Mr. John D. Cumming, Ms. Annette D. Alvarez-Peters, Mr. Avraham M. Neikrug, Mr. Colby A. Rollins, Mr. Joseph S. Steinberg, Ms. Luanne D. Tierney and Ms. Jennifer L. Locke, all of whom are currently serving as directors of the Company, for election to serve until the next annual meeting of stockholders or until their successors are elected and qualified. The persons named in the accompanying proxy card have advised that, unless contrary instructions are received, they intend to vote for the seven nominees named by the Board of Directors and listed on the following table. The Board of Directors expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the accompanying proxy card have advised that they will vote for such substitute nominees as the Board of Directors may propose.
Each of the biographies of the nominees for election as directors listed below contains information regarding the person’s service as a director, business experience, director positions with other public companies held currently or at any time during the past five years, and the experience, qualifications, attributes and skills that caused the Board of Directors to determine that the person should be nominated as a director of the Company at the Annual Meeting.

Name and present position, if any, with the Company	Age, period served as director, other business experience during the last five years and family relationships, if any
John D. Cumming
John D. Cumming, age 59, was elected as Chairman of the Board of Directors of Crimson in June 2015 after serving as a director of the Company since February 2013. Mr. Cumming is Founder and Executive Chairman of POWDR Corp., a private ski resort and summer camp operating company. In addition to leading POWDR Corp., Mr. Cumming holds many positions in related fields, including Chairman of Snowbird Holdings, LLC, Board Member of the Cumming Foundation, Chairman of Cumming Capital Management, formerly known as American Investment Company, Chairman of Teton Holdings Corporation CCS and U.S. Ski & Snowboard Foundation Trustee. He is Founder and Chairman Emeritus of The Park City Community Foundation, Chairman Emeritus of Outside TV and a founding shareholder of Mountain Hardwear.

Annette D. Alvarez-Peters
Annette D. Alvarez-Peters, age 64, was elected as a director of the Company in May 2021. She is the founder of annette a.p. Wine & Spirits Inc., a consultancy focused on business development and merchandising for the wine and spirits industry. Ms. Alvarez-Peters previously had a 37-year career with Costco Wholesale, including 25 years in the Beverage Alcohol Department, retiring as Assistant Vice President and General Merchandise Manager. A top leader in the industry, Ms. Alvarez-Peters has been recognized by M. Shanken Communications, publisher of Wine Spectator; Wine Business Monthly; Decanter; and Wine Enthusiast. She holds the Diploma Certification from the Wine & Spirits Education Trust and the Certified Wine Educator designation from the Society of Wine Educators.

Avraham M. Neikrug
Avraham M. Neikrug, age 56, was elected as a director of the Company in February 2013. Mr. Neikrug has extensive managerial and investment experience through the founding, development, and operation of several international ventures, including Goldenhill Ventures, a private investment firm focused on acquiring and building businesses in partnership with management teams; JIR Inc., which developed regional cable television networks throughout Russia; JIRP, a business-to-business internet service provider based in Austria; and M&A Argentina, a private equity investment platform focused on strategic acquisitions and value creation initiatives. Mr. Neikrug is a first cousin, once removed, of Joseph S. Steinberg.

Colby A. Rollins
Colby A. Rollins, age 51, was elected as a director of the Company on April 25, 2018. Mr. Rollins is currently the Managing Director and Co-CEO of Cumming Capital Management, a family-owned investment company with diversified holdings. Previously, he served as the Chief Operations Officer of Cumming Capital Management from January 2009 to December 2021. Mr. Rollins served as a Director, Chief Operations Officer, and Chief Financial Officer of Wing Enterprises, Inc., a privately-owned ladder company, from 2004 to 2008. He also has managerial and investment experience, including serving on the board of directors for POWDR Corp., IPT LLC (dba PayLock), PMH Investors, LLC, Snowbird Holdings, LLC, City Roasting Company LLC and Pawtree, LLC. Mr. Rollins was also a certified public accountant with Deloitte and Touche.

Joseph S. Steinberg
Joseph S. Steinberg, age 82 was elected as a director of the Company in February 2013. Mr. Steinberg has been Chairman of the Board of Directors of Jefferies Financial Group, Inc. since its 2013 merger with Leucadia National Corporation, where he served as Director and President beginning in 1979. Mr. Steinberg has represented Jefferies’ investments on several boards including HomeFed Corporation until its merger with Jefferies Financial Group in 2019; HRG Group, Inc.; Spectrum Brands Holdings, Inc.; and Fidelity & Guaranty Life. Mr. Steinberg also served on the board of Pershing Square Tontine Holdings, Ltd. Mr. Steinberg is the Chairman of St. Ann’s Warehouse, a theater in DUMBO, Brooklyn, a Life Trustee of New York University, and Trustee of the National Film Preserve, the presenter of the Telluride Film Festival and also New York City Center. A graduate of New York University in 1966 and Harvard Business School in 1970, Mr. Steinberg previously served as a Peace Corps Volunteer in Jamaica, West Indies.

Luanne D. Tierney
Luanne D. Tierney, age 63, was elected as a director of the Company on November 5, 2018. Ms. Tierney is the Chief Marketing Officer at Mission Cloud. Ms. Tierney is a seasoned board director and advisor with a broad depth of experience driving companies to best leverage technology, data, information, and the cloud in the digital age. Ms. Tierney has over 25 years in leadership, marketing strategy roles, and driving growth through partner ecosystems. Ms. Tierney has deep Go-To-Market and P&L experience navigating through multiple stages of growth, global expansion, leadership transitions, strategy development, planning, people, and change management. She is an active Board director and advisor for both public and private companies. Ms. Tierney is a guest lecturer at Pepperdine Graziadio School of Business. She is active in multiple organizations that support and prepare women in technology to advance their careers. She is a frequent speaker for industry events, leadership panels, and in university courses.

Jennifer L. Locke, Chief Executive Officer	Jennifer L. Locke, age 53, was elected as a director of the Company in October 2024 and has served as Chief Executive Officer of Crimson since December 2019. Ms. Locke brings to the Company inspirational leadership skills and an industry-wide reputation for delivering results and leading high-performing teams in a collaborative and innovative style. Prior to joining Crimson, Ms. Locke was Senior Vice President of U.S. Luxury and Direct-to-Consumer Sales, Americas, at Treasury Wine Estates, a publicly traded global wine company, based in Melbourne, Australia. A Northwest native, Ms. Locke previously was Director of National Wholesale, Export and Direct-to-Consumer Sales at Willakenzie Estate and was Pacific Senior Regional Sales Manager at Chalone Wine Group. She began her hospitality industry career more than 20 years ago as a wine buyer and training manager at several fine-dining restaurants in Seattle.
The Board of Directors recommends a vote FOR the above-named nominees.

INFORMATION CONCERNING
THE BOARD OF DIRECTORS AND BOARD COMMITTEES
Director Independence
The Company’s Board of Directors has determined that Messrs. Cumming, Steinberg, Neikrug, and Rollins and Mses. Tierney and Alvarez-Peters are independent applying the NASDAQ Stock Market’s listing standards for independence.
Certain Relationships and Related Person Transactions
Since January 1, 2025, the Company has not had any transactions to which it has been a participant that involved amounts that exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s directors, executive officers or any other “related person” as defined in Item 404(a) of Regulation S-K had or will have a direct or indirect material interest.
Policies and Procedures with Respect to Transactions with Related Persons
The Board has adopted a written policy for the review, approval and ratification of transactions that involve “related persons” and potential conflicts of interest (the “Related Person Transaction Policy”).
The Related Person Transaction Policy applies to each director and executive officer of the Company, any nominee for election as a director of the Company, any security holder who is known to own of record or beneficially more than five percent of any class of the Company’s voting securities, any immediate family member of any of the foregoing persons, and any corporation, firm, association or other entity in which one or more directors of the Company are directors or officers, or have a substantial financial interest (each a “Related Person”).
Under the Related Person Transaction Policy, a Related Person Transaction is defined as a transaction or arrangement involving a Related Person in which the Company is a participant or that would require disclosure in the Company’s filings in accordance with SEC rules.
Under the Related Person Transaction Policy, Related Persons must disclose to the Audit Committee any potential Related Person Transactions and must disclose all material facts with respect to such transactions. All Related Person Transactions will be reviewed by the Audit Committee and, in its discretion, approved or ratified. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee will consider the relevant facts and circumstances of the Related Person Transaction, which may include factors such as the relationship of the Related Person with the Company, the materiality or significance of the transaction to the Company and the Related Person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operations.
From time to time, the Company’s directors and officers may engage in purchases of Company products at substantial discounts (but not below cost) as determined to be reasonable under the circumstances. Generally, the Company does not believe any such transactions to be material to the Company or the Related Person and does not believe that any such transactions would impair the independence of any director. The Board has considered these possible purchases under the Related Person Transaction Policy and has determined that no such purchase will require prior approval by the Audit Committee.
Procedures for Recommending Nominees
A stockholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that stockholder’s intent to make the nomination has been given to the Company, with respect to an election to be held at an annual meeting of stockholders, no earlier than 150 days and no later than 120 days before the first anniversary of the last annual meeting, and, with respect to an election to be held at a special meeting of stockholders, no earlier than 150 days before such special meeting and no later than 120 days before such special meeting. The notice shall provide such information as required under the Company’s bylaws, including, without limitation, the name and address of the stockholder and their nominees, a representation that the stockholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the stockholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the stockholder’s nominees, the consent of each nominee to serve as a director of the Company if so elected, information concerning the stockholder’s direct and indirect ownership of securities of the Company, including with respect to any beneficial owner of securities of the Company held by the stockholder, and compensation received by or relationships between such stockholder with respect to the securities of the Company from any beneficial owner of such securities. The Company may require any proposed nominee to furnish other information as it may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. Please refer to the Company’s bylaws for additional information and requirements regarding director nominations from stockholders. When evaluating nominees, the Company is committed to considering qualified candidates with a diversity of experience and perspective, including diversity with respect to areas of expertise, gender, race, ethnicity, experience and geography.
The Company did not receive any nominations from stockholders for election as directors at the Annual Meeting. See “PROPOSALS BY STOCKHOLDERS” below for the deadline for nominating persons for election as directors for the 2027 annual meeting of stockholders.
Board Committees
The Board of Directors has standing Audit, Compensation, and Nominating Committees. The Board of Directors determined that establishing these standing committees is an important element of sound corporate governance.
Audit Committee
The Board of Directors has adopted a charter for the Audit Committee, which is available on the Company’s website at https://crimsonwinegroup.investorroom.com/corporate-governance. The Audit Committee currently consists of Mr. Rollins, who serves as the Chairman and Mr. Neikrug. The Board of Directors has determined that Mr. Rollins is qualified as an audit committee financial expert within the meaning of regulations of the SEC and that each of Messrs. Neikrug and Rollins is independent applying the NASDAQ Stock Market’s listing standards for independence and the SEC’s independence requirements for audit committee members. During 2025, the Audit Committee met four times.

Compensation Committee
The Compensation Committee (i) reviews and approves the compensation of the Company’s executive officers, (ii) establishes, oversees and administers compensation policies and programs for the Company’s employees, and (iii) administers the Company’s incentive compensation plan. The Board of Directors has adopted a charter for the Compensation Committee, which is available on the Company’s website at https://crimsonwinegroup.investorroom.com/corporate-governance. The Compensation Committee currently consists of Mr. Rollins, who serves as the Chairman, and Mr. Neikrug, each of whom is independent applying the NASDAQ Stock Market’s listing standards for independence and the SEC’s independence requirements for compensation committee members. Each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). During 2025, the Compensation Committee met two times.
Pursuant to its charter, the Compensation Committee has the authority, as it deems appropriate and to the extent permitted under applicable law, to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees or officers of the Company. The Compensation Committee is also authorized under its charter to retain and obtain the advice and assistance of compensation consultants and other advisors to help the Compensation Committee carry out its responsibilities. In 2025, at the request of the Compensation Committee, the Company’s management engaged Frederic W. Cook & Co. (“FW Cook”) to provide the Compensation Committee with comparable compensation data for the Company’s executive officers and to provide data from a comparable set of other public companies to determine the 25th, 50th, and 75th percentiles for base salary, annual incentive programs and long-term incentive plans. FW Cook did not perform any services for the Company in 2025 other than the services requested by the Compensation Committee with respect to executive compensation as described herein.
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during 2025 were Messrs. Rollins and Neikrug. No member of the Compensation Committee was at any time during the last completed fiscal year an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity that has one or more executive officers who served as a director of or member of the Compensation Committee of the Company.

Nominating Committee
The Nominating Committee evaluates and nominates candidates for appointment or election to the Board, as applicable. The Board of Directors has adopted a charter for the Nominating Committee, which is available on the Company’s website at https://crimsonwinegroup.investorroom.com/corporate-governance. The Nominating Committee currently consists of Mr. Neikrug, who serves as the Chairman, Mr. Steinberg and Mr. Rollins, each of whom is independent applying the NASDAQ Stock Market’s listing standards for independence for nominating committee members.
The Nominating Committee is responsible for determining the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director. The Nominating Committee is also responsible for nominating qualified candidates to serve on the Board of Directors, taking into account the composition and skills of the entire Board and specifically ensuring a sufficient number of the members of the Board are financially literate. The Nominating Committee may, at its sole discretion, obtain third-party resources to assist in the process and make final director candidate recommendations to the Board. The basic qualifications that the Nominating Committee looks for in a director include such factors as: integrity and accountability; informed judgment; peer respect; and high performance standards.
The Nominating Committee shall periodically review the appropriate skills and characteristics of members of the Board. While there is no formal policy for considering diversity when evaluating director nominees, the Nominating Committee, as well as any third-party search firm that it engages, is committed to considering qualified candidates with a diversity of experience and perspective, including diversity with respect to areas of expertise, gender, race, ethnicity, experience and geography. This assessment includes the following factors: diversity (including diversity of skills, background, and experience); business and professional background; financial literacy and expertise; availability and commitment; independence; and other criteria that the Nominating Committee or the full Board finds relevant. During 2025, the Nominating Committee met one time.
The Nominating Committee considers director nominees recommended by stockholders under the same standards as other director nominees. Stockholders who wish to submit recommendations for director nominees may do so by following the procedures listed under the section titled “Procedures for Recommending Nominees.”
Board Structure and Risk Oversight
The Company currently separates the roles of the Chairman of the Board and the Chief Executive Officer, who also serves as a member of the Board. John D. Cumming serves as the Chairman of the Board, and Jennifer L. Locke serves as Chief Executive Officer and director of the Company. As Chairman, Mr. Cumming focuses primarily on long-term strategic issues facing the Company along with the rest of the Board. As Chief Executive Officer, Ms. Locke focuses primarily on the Company’s day-to-day operations and management of the Company’s business. The Board believes that this is an effective leadership structure from which the Company has benefited as it strengthens the Company’s ability to pursue its strategic and operational objectives by clarifying the individual roles and responsibilities of the Chairman of the Board and the Chief Executive Officer.
The Board is responsible for the general oversight of risks that affect the Company. The Board regularly receives reports on the operations of the Company from the Chief Executive Officer and other members of management and discusses the risks related thereto. The Board also fulfills its oversight role through the operation of its Audit Committee, which is composed of independent directors. The Audit Committee has responsibility for risk oversight in connection with its review of the Company’s financial reports filed with the SEC. The Audit Committee receives reports from the Company’s Chief Financial Officer, the Company’s Chief Executive Officer and the Company’s independent registered public accounting firm in connection with the review of the Company’s quarterly and annual financial statements regarding significant transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, the Company’s independent registered public accounting firm also communicates its assessment of management’s conclusions. The Audit Committee also oversees compliance with the Related Person Transaction Policy. Additionally, the Compensation Committee oversees risks relating to the compensation and incentives provided to the Company’s employees.
Attendance
During 2025, the Board of Directors met four times. In 2025, all directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the committees on which they served (during the periods for which they served on the Board and such committees). It is the Company’s policy that each director is expected to dedicate sufficient time to the performance of his or her duties as a director, including by attending meetings of the stockholders, the Board of Directors and committees of which he or she is a member. All seven of the Company’s then-directors attended the 2025 Annual Meeting of Stockholders.
Communicating with the Board
Stockholders and other parties interested in communicating directly with the Board of Directors as a group may do so by writing to the Corporate Secretary, Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558. The Corporate Secretary will review all correspondence and regularly forward to the Board of Directors a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of all such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the chairperson of the Audit Committee.
Code of Business Practice
The Company has adopted a Code of Business Practice that applies to all of its directors, officers and employees (including the Company’s principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions), and a Code of Practice, which is applicable to its principal executive officer, principal financial and accounting officer and other senior financial officers. Both the Code of Business Practice and the Code of Practice are available on the Company’s website at https://crimsonwinegroup.investorroom.com/corporate-governance, or in print to any stockholder who requests it as set forth under Part IV, Item 15(b) of the Annual Report. The Company intends to post any amendments to, or waivers from, a provision of the Code of Business Practice or the Code of Practice requiring disclosure under applicable rules with respect to any of the Company’s executive officers or directors on its website as required by applicable law.

Insider Trading Policy
The Company has adopted the Insider Trading and Anti-Tipping Policy (the “Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of its securities by its directors, officers and employees that it believes is reasonably designed to promote compliance with insider trading laws, rules and regulations applicable to the Company. While the Insider Trading Policy does not apply to the Company directly, it is the Company’s practice to follow the same guidelines and restrictions on transactions involving our securities that apply to our directors, officers and employees. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to the Annual Report.
Board Oversight of Social Responsibility
Crimson and its Board are committed to social responsibility—both to preserve the Company’s estate vineyards for future generations and to create higher quality wines. The Company is continuously cultivating and expanding its sustainable farming and winemaking practices. Crimson is an active member of the Porto Protocol, a nonprofit organization committed to mitigate the impact of climate change. In addition, many of the Company’s vineyards are certified sustainable through a number of organizations (California Sustainable Winegrowing Alliance, Napa Green, Low Input Viticulture and Enology, Sustainability in Practice, along with several others). Some examples of Crimson’s sustainable practices include waste reduction programs and resource preservation through a combination of electrical and water conservancy. In addition, the Company has formed a Carbon Neutral Council and is an active member of the International Wineries for Climate Action (“IWCA”), with commitments to minimize the Company’s carbon footprint. IWCA members follow science-based solutions to reduce their greenhouse gas (“GHG”) emissions, and in 2024, Crimson’s GHG emissions inventory related to the 2023 fiscal year was audited and certified ISO 14064:3 by a third party. Crimson has also elected to join the United Nation Race to Zero campaign that requires Crimson to halve GHG emissions by 2030 and to achieve net zero emissions by 2050. All of the Company’s estate properties also pursue local sustainability initiatives. As the Company considers social responsibility, it engages with all aspects of its business. The Company engages all of its stakeholders—viticulture, winemaking, packaging, employees, sales, marketing and its communities—in order to make the biggest impact possible. Management reports on these initiatives to the Board on a regular basis. Additional information on the Company’s sustainability efforts can be found at www.crimsonwinegroup.com/about/sustainability.
Hedging
The Company’s Insider Trading Policy prohibits employees (including officers) and directors from, among other things, engaging in short sales of the Company’s securities, buying the Company’s securities on margin, pledging securities of the Company as collateral for a loan, or entering into any hedging or monetization transactions or similar arrangements with respect to the Company’s securities.

INFORMATION ON STOCK OWNERSHIP
Present Beneficial Ownership
Set forth below is certain information as of May 26, 2026, the Record Date, except to the extent indicated otherwise in the footnotes, with respect to the beneficial ownership of shares of common stock, determined in accordance with Rule 13d-3 of the Exchange Act by (1) each person who, to the Company’s knowledge, is the beneficial owner of more than five percent of the total outstanding shares of common stock, which is the Company’s only class of voting securities, (2) each director, (3) each of the named executive officers included in the Summary Compensation Table under “Executive Compensation,” (4) charitable foundations established by its directors and (5) all of its current executive officers and directors as a group. The percentage ownership information under the column entitled “Percent of Class” is based on 20,586,027 shares of common stock outstanding as of May 26, 2026. Unless otherwise stated, (i) the business address of each person listed is c/o Crimson Wine Group, 5901 Silverado Trail, Napa, CA 94558 and (ii) each person and entity listed has sole voting power and sole dispositive power with respect to the shares indicated as beneficially owned.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership		Percent of Class
Directors and named executive officers
John D. Cumming	3,627,629	(a)(e)(g)	17.6%
Joseph S. Steinberg	3,396,140	(b)(f)	16.5%
Jennifer L. Locke	280,000	(c)	1.4%
Avraham M. Neikrug	4,000		*
Annette D. Alvarez-Peters	2,500		*
Colby A. Rollins	1,900		*
Luanne D. Tierney	68		*
Nicolas M.E. Quillé	59,400	(d)	*
Adam D. Howell	—		—
All directors and current executive officers as a group (9)	7,371,637		35.8%
Charitable foundations and 5% or greater stockholder
Cumming Foundation	27,486	(e)	0.1%
Joseph S. and Diane H. Steinberg 1992 Charitable Trust	33,000	(f)	0.2%
The Ian M. Cumming Charitable Lead Annuity Trust	2,410,828	(g)	11.7%
PO Box 4902
Jackson, WY 83001
Beck, Mack & Oliver LLC	1,842,295	(h)	8.9%
565 Fifth Avenue
New York, NY 10017
Elgethun Capital Management	1,657,948	(i)	8.1%
231 S. Phillips Ave, Suite 201
Sioux Falls, SD 57104
Mario J. Gabelli	1,225,503	(j)	6.0%
One Corporate Center
Rye, New York 10580-1435
* Less than 1%.

(a)Includes 1,216,801 (5.9%) shares owned directly by Mr. John D. Cumming and 2,410,828 (11.7%) shares owned by The Ian M. Cumming Charitable Lead Annuity Trust (the “CLAT”).
(b)Includes 1,272,011 (6.2%) shares owned directly by Mr. Joseph S. Steinberg and 13,920 (less than 0.1%) shares of common stock beneficially owned by Mr. Steinberg’s wife and daughter, 1,786,627 (8.7%) shares of common stock held by corporations that are wholly owned by Mr. Steinberg, or held by corporations that are wholly owned by family trusts as to which Mr. Steinberg has sole voting and dispositive control, or held by such trusts, and 323,582 (1.6%) shares of common stock held in a trust for the benefit of Mr. Steinberg’s children as to which Mr. Steinberg may be deemed to be the beneficial owner.
(c)Amount represents shares issuable to Ms. Locke upon exercise of options that have vested as of the Record Date.
(d)Amounts include shares issuable to Mr. Quillé upon exercise of options that have vested as of the Record Date.
(e)Mr. John D. Cumming is a trustee of the Cumming Foundation, a private charitable foundation, and disclaims beneficial ownership of the shares of common stock held by the foundation.
(f)Mr. Steinberg and his wife are the trustees of the charitable trust.  Mr. Steinberg and his wife disclaim beneficial ownership of the shares of common stock held by the charitable trust.
(g)Based on a Schedule 13D/A filed by the CLAT, Teton Holdings Corporation CCS (“Teton”), John D. Cumming, and David Cumming with the SEC on November 18, 2022. Teton is the trustee of the CLAT, and each of Mr. John D. Cumming and Mr. David Cumming owns a 50% interest in Teton and serves as a member of the board of directors and as a member of the investment committee of Teton. The CLAT and Teton reported sole voting and dispositive power over the 2,410,828 shares held by the CLAT, and each of Mr. John D. Cumming and Mr. David Cumming reported shared voting and dispositive power over the 2,410,828 shares held by the CLAT.
(h)Based on a Schedule 13G/A filed by Beck, Mack & Oliver LLC with the SEC on February 14, 2024.
(i)Based on a Schedule 13G/A filed by Elgethun Capital Management with the SEC on February 6, 2026.
(j)Based on a Schedule 13D filed by Mr. Gabelli with the SEC on March 3, 2016. All shares are held directly or indirectly in entities that Mr. Gabelli either controls or for which he acts as chief investment officer, including 345,000 shares (1.7%) owned by GAMCO Asset Management Inc., 370,503 shares (1.8%) owned by Gabelli Funds, LLC and 510,000 shares (2.5%) owned by Teton Advisors, Inc.

As of May 26, 2026, Cede & Co. held of record 16,475,357 shares of the Company’s common stock (approximately 80.03% of the Company’s total common stock outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.
Stockholders are advised to carefully monitor their ownership of the Company’s common stock and consult their own legal advisors and/or the Company to determine whether their ownership of shares of the Company’s common stock approaches the proscribed level.

Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of these reports filed electronically with the SEC and written representations from the Company’s executive officers and directors, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during fiscal year 2025.

EXECUTIVE COMPENSATION
Introduction
The Compensation Committee makes all decisions regarding executive officer compensation. The Compensation Committee periodically reviews the elements of compensation for executive officers and, subject to any existing employment agreements, sets each element of compensation for the Chief Executive Officer and the other executive officers, including annual base salary and annual incentive bonus.
Current Executive Officers
The following table sets forth the names of the Company’s current executive officers and each such person’s position(s) with the Company and age.

Name	Position(s)	Age
Jennifer L. Locke	Chief Executive Officer and Director	53
Adam D. Howell	Chief Financial Officer	39
Nicolas M.E. Quillé	Chief Winemaking and Operations Officer	53
Set forth below is additional information as to each executive officer.
Biographical information for Ms. Jennifer L. Locke is provided above in this Proxy Statement as part of “PROPOSAL 1: ELECTION OF DIRECTORS.”
Adam D. Howell, age 39, has served as Chief Financial Officer of Crimson since December 2023. Prior to joining Crimson, Mr. Howell held a variety of roles since 2018 at The Duckhorn Portfolio, Inc., serving most recently as Senior Vice President, Finance and Accounting since December 2022. From May 2020 to December 2022, Mr. Howell’s responsibilities as Vice President, Finance included oversight of key areas including corporate finance, financial reporting, and tax. Mr. Howell is a Certified Public Accountant.
Nicolas M.E. Quillé, MW, age 53, has served as Chief Winemaking and Operations Officer since May 2018. Mr. Quillé previously was the General Manager and Head Winemaker of Banfi Vintners’ boutique portfolio of wineries in the Pacific Northwest. He spent the last 30 years in a variety of winegrowing positions in both France and the United States. In addition to his role with Banfi, his U.S. experience includes winegrowing and management positions with Pacific Rim and Bonny Doon. Prior to moving to the United States, Mr. Quillé worked in Burgundy (Antonin Rodet and Domaine Prieur), Provence (Domaine de la Courtade), Champagne (Laurent Perrier) and Portugal (Taylor’s Port). Mr. Quillé is a member of the Institute of Masters of Wine.
Stock Ownership Requirements
The Company does not have a formal stock ownership requirement, although two of its directors, Messrs. John D. Cumming and Joseph S. Steinberg beneficially own approximately 17.6% and 16.5%, respectively, of the Company’s outstanding common stock as of May 26, 2026.

Say-on-Pay Vote
The Company held a non-binding advisory stockholder vote on the compensation program for its named executive officers, commonly referred to as a “say-on-pay” vote, at the 2025 Annual Meeting of Stockholders. Approximately 94.5% of the voting power of shares voted at the 2025 Annual Meeting of Stockholders were cast in favor of the say-on-pay proposal. The Board considered the results of this advisory vote to be an endorsement of its compensation program, policies, practices, and philosophy for its named executive officers. The Board will continue to consider the outcome of the say-on-pay votes and its stockholder views when making compensation decisions for its named executive officers.
Based on the results of a separate non-binding advisory stockholder vote on the frequency of future stockholder advisory votes regarding the compensation program for our named executive officers, commonly referred to as a “say-on-frequency” vote, held at our 2025 Annual Meeting of Stockholders, our Board also determined that we will hold our say-on-pay vote every two years until the next required say-on-frequency vote. Our next say-on-pay vote will occur no later than 2027 and our next say-on-frequency vote will occur no later than 2031.
Accounting and Tax Matters
As of December 31, 2025, a total of 1,143,400 shares of option grants were issued and remained outstanding. There were 129,600 shares of option grants forfeited with no stock activities related to exercises or expirations during 2025. As of December 31, 2025, 375,900 shares of option grants vested and are exercisable. For additional information, refer to Note 10 “Stockholders’ Equity and Stock-Based Compensation” included in Part IV, Item 15, Exhibits and Financial Statement Schedules, of the Annual Report.
Compensation Policies and Risk Management
The Company does not have a formal compensation plan for any of its employees. Annually, the Compensation Committee will consider making incentive compensation awards that are purely discretionary, taking into account the employee’s individual performance as well as the Company’s performance for the particular year. Accordingly, the Company believes that its compensation policies do not reward employees for imprudent risk taking.
Further, neither the Board nor the Compensation Committee takes material nonpublic information into account when determining the timing and terms of any equity awards, and the Company does not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. For example, during fiscal year 2025, the Company did not grant equity awards to any of our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Summary Compensation Table
The following table shows, for fiscal years 2025 and 2024, all of the compensation earned by, awarded to or paid to the Company’s named executive officers (as defined by Item 402(m)(2) of Regulation S-K).

Summary Compensation Table
Name and Principal Position	Year	Salary (1)	Option Awards(2)	Non-equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Jennifer L. Locke	2025	$425,006	$—	$135,175	$20,582	$580,763
Chief Executive Officer	2024	$412,673	$—	$179,526	$24,837	$617,036
Adam D. Howell	2025	$322,633	$—	$82,500	$21,509	$426,642
Chief Financial Officer(5)	2024	$315,000	$300,396	$50,000	$17,888	$683,284
Nicolas M.E. Quillé	2025	$333,066	$—	$84,615	$23,711	$441,392
Chief Winemaking and Operations Officer	2024	$323,401	$—	$113,163	$22,115	$458,679
(1)Base salary under employment agreements with subsequent increases at the Board of Directors’ sole discretion.
(2)Amount represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 “Stockholders’ Equity and Stock-Based Compensation” included in Part IV, Item 15, Exhibits and Financial Statement Schedules, of the Annual Report. See “2025 Outstanding Equity Awards at Fiscal Year-End” for additional information regarding all options awards outstanding as of December 31, 2025. The option award amounts are non-cash in the year of grant as each grant has both time-based and performance-based vesting requirements that must be met before a set number of shares of option grants vest and become exercisable.
(3)Non-equity incentive plan amounts for 2025 were determined by the Company in its discretion up to an agreed-upon target percentage of base salary (as outlined under “Executive Agreements”) and based upon the Company’s performance and individual performance, as determined by the Company, against goals mutually agreed upon between these individuals and the Company.
(4)Includes 401(k) contributions, car allowances, and health club reimbursements paid by the Company.

2025 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding option awards held by the Company’s named executive officers as of December 31, 2025.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Jennifer L. Locke	12/04/2019 (1)	89,000	—		$6.87	12/03/2026
	07/06/2021 (2)	66,000	—		$8.88	07/06/2028
	03/11/2022 (3)	87,500	62,500	350,000	$7.50	03/10/2032
Nicolas M.E. Quillé	07/06/2021 (2)	49,000	—		$8.88	07/06/2028
	03/01/2023 (4)	4,600	6,900	103,500	$5.95	03/01/2033
Adam D. Howell	03/22/2024 (4)	—	—	115,000	$5.78	03/22/2034
(1)These options vested in equal annual installments over five years on each one-year anniversary of the date of grant and expire after seven years.
(2)These options vested in four equal increments on each of January 4, 2022, January 4, 2023, January 4, 2024 and January 4, 2025, and expire after seven years.
(3)These options are divided into four tranches, subject to both performance-based and time-based vesting requirements and expire ten years from the date of grant. The performance-based vesting requirements are tied to annual or cumulative Adjusted EBITDA targets, as defined within the underlying option award agreement.
(4)These options are divided into five tranches, subject to both performance-based and time-based vesting requirements and expire ten years from the date of grant. The performance-based vesting requirements are tied to annual or cumulative Adjusted EBITDA targets, as defined within the underlying option award agreement.

Executive Agreements
Jennifer L. Locke. On December 2, 2019, the Company entered into an agreement with Ms. Locke, which was amended on March 11, 2022. The agreement continues until terminated by the Company or Ms. Locke at any time and for any reason or for no reason with or without notice. Beginning January 1, 2022, Ms. Locke is eligible for an annual bonus in an amount to be determined by the Company in its discretion up to 50% bonus target of base salary (35% bonus target of base salary prior to January 1, 2022). The amount of any annual bonus will be based upon the Company’s performance and Ms. Locke’s performance, as determined by the Company, against goals mutually agreed upon between Ms. Locke and the Company. Pursuant to the agreement, Ms. Locke is eligible to participate in a long term incentive plan, receive an annual car allowance benefit of $12,000 and participate in standard Company benefits. Ms. Locke is entitled to certain benefits if her employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.
Nicolas M.E. Quillé. On March 14, 2018, the Company entered into an agreement with Mr. Quillé. The agreement continues until terminated by the Company or Mr. Quillé at any time and for any reason or for no reason with or without notice. Mr. Quillé is eligible for an annual bonus in an amount to be determined by the Company in its discretion up to 40% bonus target of base salary. The amount of any annual bonus will be based upon the Company’s performance and Mr. Quillé’s performance, as determined by the Company, against goals mutually agreed upon between Mr. Quillé and the Company. Pursuant to the agreement, Mr. Quillé is eligible to participate in a long term incentive plan, receive an annual car allowance benefit of $10,200 and participate in standard Company benefits. Mr. Quillé is entitled to certain benefits if his employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.
Adam D. Howell. On December 12, 2023, the Company entered into an agreement with Mr. Howell. The agreement continues until terminated by the Company or Mr. Howell at any time and for any reason or for no reason with or without notice. Mr. Howell is eligible for an annual bonus in an amount to be determined by the Company in its discretion up to 40% bonus target of base salary. The amount of any annual bonus will be based upon the Company’s performance and Mr. Howell’s performance, as determined by the Company, against goals mutually agreed upon between Mr. Howell and the Company. Pursuant to the agreement, Mr. Howell is eligible to participate in a long term incentive plan, receive an annual car allowance benefit of $10,200 and participate in standard Company benefits. Additionally, under such agreement, for 2024, Mr. Howell was eligible to earn a “stub-year” cash bonus of up to $50,000, 50% of which was paid within 10 days following the successful completion of the Company’s 2023 year end close and audit and 50% of which was paid within 10 days following the successful completion of the Company’s first quarter 2024 close, provided that Mr. Howell remained employed with the Company through the applicable payment dates. Mr. Howell is entitled to certain benefits if his employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.

Potential Payments on Termination or Change of Control
The information below describes and quantifies certain compensation that would become payable under each named executive officer’s employment agreement if, as of December 31, 2025, their employment had been terminated (including termination in connection with a change in control). Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event. Capitalized terms used below but not defined in this Proxy Statement have the meanings set forth in each of the respective named executive officer’s employment agreements, as applicable.
Jennifer L. Locke. In the event Ms. Locke’s employment is terminated by the Company without Cause (as defined in her employment agreement) or by her with Good Reason (as defined in her employment agreement), and she signs a customary release in favor of the Company, she will be entitled to receive a cash severance payment equal to the sum of: (i) 12 months of her then base salary; (ii) an amount equal to her then target annual incentive amount; and (iii) 12 times the monthly amount that is charged to COBRA qualified beneficiaries for the same medical coverage options elected by her immediately prior to her last day of employment (collectively, the “Base Severance Amount”). The Base Severance Amount will be paid to her in installments over a 12 month period, in accordance with the Company’s normal payroll cycle. In addition, Ms. Locke’s equity award of stock options are subject to full acceleration of vesting upon the occurrence of certain events, including: (i) a Change of Control (as defined in the Company’s 2022 Omnibus Incentive Plan); (ii) the termination of employment by the Company without Cause, and (iii) the termination of employment by her for Good Reason.
Nicolas M.E. Quillé. In the event Mr. Quillé’s employment is terminated by the Company without Cause (as defined in his employment agreement) or his termination is deemed by him to have been “Constructive Discharged” (as defined in his employment agreement), he shall be entitled to receive as severance, payment of his base salary in effect at the time of termination for 12 months. The severance shall be paid to him in equal installments on the Company’s regularly scheduled pay roll dates beginning after the date of termination and his execution of a release agreement. The Company will make available COBRA benefits for 18 months, subject to legal limitations at the time, and reimbursement of up to 3 months of COBRA cost. In addition, Mr. Quillé’s equity award of stock options are subject to full acceleration of vesting upon the occurrence of certain events, including: (i) a Change of Control (as defined in the Company’s 2022 Omnibus Incentive Plan); (ii) the termination of employment by the Company without Cause, and (iii) the termination of employment by him for Good Reason.
Adam D. Howell. In the event Mr. Howell’s employment is terminated by the Company without Cause (as defined in his employment agreement) or by him with Good Reason (as defined in his employment agreement), he will be entitled to receive a cash severance payment equal to 12 months of his then base salary. The severance will be paid to him in installments over a 12 month period, in accordance with the Company’s normal payroll cycle. In addition, Mr. Howell’s equity award of stock options are subject to full acceleration of vesting upon the occurrence of certain events, including: (i) a Change of Control (as defined in the Company’s 2022 Omnibus Incentive Plan); (ii) the termination of employment by the Company without Cause, and (iii) the termination of employment by him for Good Reason.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, the Company is providing the following information about the relationship between compensation actually paid to our principal executive officer (“PEO”) and non-PEO named executive officers versus certain financial performance of the Company.

Year	Summary compensation table total for PEO (1)	Compensation actually paid to PEO (2)	Average summary compensation table total for non-PEO named executive officers (3)(4)	Average compensation actually paid to non-PEO named executive officers (4)(5)	Value of initial fixed $100 investment based on total shareholder return (6)	Net income (in thousands) (7)
2025	$580,763	$36,273	$434,017	$289,059	$87.34	$613
2024	$617,036	$729,259	$570,982	$628,194	$113.19	$851
2023	$607,614	$607,680	$660,380	$552,891	$105.17	$3,123
(1)The dollar amounts reported are the amounts of total compensation reported for Ms. Locke (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table.”
(2)The dollar amounts reported represent the amount of “compensation actually paid” to Ms. Locke, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Ms. Locke during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Ms. Locke’s Summary Compensation Table “Total” compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Deductions from Summary Compensation Table Total (a)	Additions to Summary Compensation Table Total (b)	Compensation Actually Paid to PEO
2025	$580,763	$—	$(544,490)	$36,273
2024	$617,036	$—	$112,223	$729,259
2023	$607,614	$—	$66	$607,680
(a)Represents the grant date fair value of equity awards reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(b)Reflects the value of equity calculated in accordance with the SEC methodology for determining compensation actually paid under Item 402(v) of Regulation S-K for each year shown. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Equity Value Included in Compensation Actually Paid
	(a)	(b)	(c)	(d) = (a) + (b) + (c)
2025	$—	$(526,722)	$(17,768)	$(544,490)
2024	$—	$114,580	$(2,357)	$112,223
2023	$—	$4,123	$(4,057)	$66
(3)The dollar amounts reported represent the average of the amounts reported for our named executive officers as a group (excluding Ms. Locke, who has served as our Chief Executive Officer since December 2019) in the “Total” column of the Summary Compensation Table in each applicable year. Refer to “Executive Compensation – Summary Compensation Table.”
(4)Our named executive officers (excluding Ms. Locke) consisted of: (i) for 2025 and 2024, Adam D. Howell and Nicolas M.E. Quillé, and (ii) for 2023, Nicolas M.E. Quillé, Karen L. Diepholz (resigned July 19, 2023) and Kimberly A. Benson (resigned November 10, 2023).
(5)The dollar amounts reported represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Ms. Locke), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Ms. Locke) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average Summary Compensation Table “Total” compensation for the named executive officers as a group (excluding Ms. Locke) for each year to determine the compensation actually paid:

Year	Average reported Summary Compensation Table Total for Non-PEO Named Executive Officers	Deductions from Summary Compensation Table Total (a)	Additions to Summary Compensation Table Total (b)	Average Compensation Actually Paid to Non-PEO Named Executive Officers
2025	$434,017	$—	$(144,958)	$289,059
2024	$570,982	$(150,198)	$207,410	$628,194
2023	$660,380	$(202,216)	$94,727	$552,891
(a)Represents the grant date fair value of equity awards reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(b)Reflects the value of equity calculated in accordance with the SEC methodology for determining compensation actually paid under Item 402(v) of Regulation S-K for each year shown. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Average Equity Award Adjustments
	(a)	(b)	(c)	(d) = (a) + (b) + (c)
2025	$—	$(144,289)	$(669)	$(144,958)
2024	$189,705	$17,865	$(160)	$207,410
2023	$96,307	$(1,519)	$(61)	$94,727
(6)Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(7)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following graphic descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid and Net Income

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Net Income ($ in thousands)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
2023
2024
2025
PEO
Average for Non-PEO NEOs
Net Income

Director Compensation
As approved in March 2013 and amended in November 2024, the Company’s non-employee directors receive an annual retainer of $35,000 for serving on the Board of Directors. Mr. Rollins receives an additional $36,000 annually for serving as Chairman of the Audit Committee, and Mr. Neikrug receives an additional $27,000 annually for serving on the Audit Committee. Mr. Rollins receives an additional $31,000 annually for serving as the Chairman of the Compensation Committee and Mr. Neikrug receives an additional $22,000 annually for serving on the Compensation Committee. The Company reimburses directors for reasonable travel expenses incurred in attending board and committee meetings. The 2025 director compensation for the Company’s non-employee directors is set forth below. The compensation of Ms. Locke is set forth in the Summary Compensation Table. She did not receive any compensation for her duties as a member of the Board of Directors.

Director Compensation Table
Name	Fees Earned or Paid in Cash
Directors
Avraham M. Neikrug(1)(2)	$84,000
Douglas M. Carlson(5)	$53,250
Luanne D. Tierney	$35,000
Annette D. Alvarez-Peters	$35,000
John D. Cumming	$35,000
Colby A. Rollins(1)(2)(3)(4)	$93,000
Joseph S. Steinberg	$35,000
(1)    Member of the Audit Committee.
(2)    Member of the Compensation Committee.
(3)    Chairman of the Audit Committee effective July 22, 2025.
(4)    Chairman of the Compensation Committee.
(5)    Effective July 22, 2025, Mr. Carlson was no longer a member of the Board of Directors. Mr. Carlson served as the Chairman of the Audit Committee until July 22, 2025. The fees paid to Mr. Carlson were prorated for services provided during 2025.

Equity Compensation Plan Information
The Company’s Board of Directors previously adopted an equity compensation plan, which allows the Company to grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and other stock-based awards, and performance-based compensation awards to its officers, employees, and non-employee directors. The equity compensation plan was approved by the Board of Directors and administered by the Compensation Committee, which is authorized to recommend the officers, employees and non-employee directors to whom awards will be granted, and to determine the type and amount of such awards. The maximum number of shares available for issuance under the plan is 1,500,000 with additional information on outstanding awards of stock options and remaining available as of December 31, 2025 detailed below.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes compensation plans under which the Company’s equity securities are authorized for issuance as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,143,400	$7.15	356,600
Equity compensation plans not approved by security holders	—	$—	—
Total	1,143,400	$7.15	356,600
The terms of the equity compensation plans are described in Note 10 “Stockholders’ Equity and Stock-Based Compensation” to the consolidated financial statements included in Part IV, Item 15, Exhibits and Financial Statement Schedules, of the Annual Report.

AUDIT COMMITTEE REPORT
The following is the report of the Company’s Audit Committee with respect to its audited financial statements for the fiscal year ended December 31, 2025.
Review with Management
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements.
Review and Discussions with Independent Registered Public Accounting Firm
The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and has discussed with the independent registered public accounting firm its independence. The Audit Committee also concluded that the independent registered public accounting firm’s provision of audit and non-audit services to the Company and its subsidiaries, as described in this Proxy Statement, was compatible with the independent registered public accounting firm’s independence.
Conclusion
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Submitted by the Audit Committee of the
Board of Directors

Colby A. Rollins, Chairman
Avraham M. Neikrug

INDEPENDENT ACCOUNTING FIRM FEES
The Board of Directors adopted a policy for pre-approval by the Audit Committee of all audit and non-audit work performed by the Company’s independent registered public accounting firm and has pre-approved (i) certain general categories of work where no specific case-by-case approval is necessary (“general pre-approvals”) and (ii) categories of work which require the specific pre-approval of the Audit Committee. For additional services or services in an amount above the annual amount that has been pre-approved, additional authorization from the Audit Committee is required. The Audit Committee has delegated to the Chairman of the Audit Committee the ability to pre-approve all of these services in the absence of the full committee. Any pre-approval decisions made by the Chairman of the Audit Committee under this delegated authority will be reported to the full Audit Committee. All requests for services to be provided by the Company’s independent registered public accounting firm that do not require specific approval by the Audit Committee must be submitted to the Chief Financial Officer of the Company, who determines whether such services are in fact within the scope of those services that have received the general pre-approval of the Audit Committee. The Chief Financial Officer reports to the Audit Committee periodically, at a minimum quarterly.
Audit Fees and Audit Related Fees
In accordance with the SEC’s definitions and rules, Audit Fees are fees paid to the Company’s independent registered public accounting firm for professional services for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K and the review of financial statements included in the Company’s Form 10-Qs, services that are normally provided in connection with statutory and regulatory filings or engagements, or assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. Audit Related Fees include the fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including the audit of the Company’s 401(k) plan, including compliance with regulatory matters, consulting with respect to technical accounting and disclosure rules. For the years ended December 31, 2025 and 2024, BPM LLP, the Company’s independent registered public accounting firm did not perform any tax related or other services for the Company.
Fees paid to the Company’s independent registered public accounting firm associated with the 2025 and 2024 audit consisted of the following:

	Year Ended December 31,
	2025	2024
Audit fees	$374,500	$363,200
Audit-related fees	$18,000	$17,100
Total	$392,500	$380,300

All fees described above were approved by the Audit Committee.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm is being submitted to stockholders because the Company believes that this action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection, the Audit Committee of the Board of Directors will reconsider the selection of the Company’s independent registered public accounting firm, but such a vote will not be binding on the Audit Committee. If the stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of a new independent registered public accounting firm at any time during the year if they believe that this change would be in the Company’s and stockholders’ best interests.
The Board of Directors recommends that the stockholders ratify the selection of BPM LLP, an independent registered public accounting firm, as the independent registered public accounting firm to audit the Company’s accounts for 2026. The Audit Committee approved the selection of BPM LLP as the Company’s independent registered public accounting firm for 2026. BPM LLP is currently the Company’s independent registered public accounting firm.
Ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the effect of a negative vote. Because this is a “routine” item, the Company does not anticipate any broker non-votes, but to the extent there are, broker non-votes will have no effect on the outcome of the proposal.
The Board of Directors recommends a vote FOR the ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2026.

ANNUAL REPORT AND COMPANY INFORMATION
A copy of the Annual Report is being furnished to stockholders concurrently herewith. Exhibits to the Annual Report will be furnished to stockholders upon payment of photocopying charges. Stockholders may request a written copy of the Company’s committee charters and Code of Business Practice, which includes the Code of Practice, by writing to Corporate Secretary, Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558. Each of these documents is also available on the Company’s website, www.crimsonwinegroup.com.
HOUSEHOLDING
Intermediaries and other holders of record may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy materials may have been sent to multiple stockholders in your household, unless contrary instructions were received from the affected stockholders. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your intermediary or other holder of record, or you may contact the Company in writing to Corporate Secretary, Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558 or by phone at 707-260-0910. However, please note that if you received a Notice of Internet Availability of Proxy Materials and want to receive a paper proxy or voting instruction form or other proxy materials with respect to the Annual Meeting, you should follow the instructions to request such materials included in the Notice of Internet Availability of Proxy Materials that was sent to you.
PROPOSALS BY STOCKHOLDERS
Proposals that stockholders wish to include in the Company’s proxy statement and form of proxy for presentation at the 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558, Attention of Tina Hilger, Corporate Secretary, no later than February 9, 2027. Any stockholder proposal must be in accordance with the rules and regulations of the SEC.
Proposals to be presented at the 2027 annual meeting that are not intended for inclusion in the proxy statement, including director nominations, must be submitted in accordance with the Company’s bylaws. To be timely, a stockholder’s notice of such a proposal must be delivered to the Corporate Secretary at the principal executive offices of the Company not earlier than the close of business on the 150th day nor later than the close of business on the 120th day prior to the first anniversary date of this year’s annual meeting, which is to be held on July 23, 2026; however, in the event that the date of the 2027 annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 130 days prior to the date of such annual meeting, not later than the 10th day following the date on which public announcement of the date of such meeting is first made by the Company.

In addition to satisfying the advance notice provisions of the Company’s bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide the Company notice that sets forth the information required by Rule 14a-19 under the Exchange Act postmarked to the Company at its corporate headquarters, or transmitted electronically to tina.hilger@crimsonwinegroup.com, no later than May 24, 2027 to comply with the SEC’s universal proxy rules.
Any proxies solicited by the Board of Directors for the 2027 annual meeting may confer discretionary authority to vote on any proposals of which notice is not timely received.
Please refer to the Company’s bylaws for additional information and requirements regarding stockholder proposals and director nominations. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet the Company’s bylaws and the SEC’s requirements for submitting a proposal or nomination, as applicable. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and any other applicable requirements.

By Order of the Board of Directors

Tina Hilger
Corporate Secretary

Virtual Annual Meeting Instructions
Attending the Annual Meeting. To attend the virtual Annual Meeting, you will need to log in to https://edge.media-server.com/mmc/p/sutywhuw using the password of crimson2026 (which is case-sensitive) and the 11-digit voter control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m., Pacific Time. The virtual meeting room will open at 9:00 a.m., Pacific Time for registration and check-in. The Company encourages you to access the meeting prior to the start time and allow ample time for check-in procedures.
Voting Prior to or at the Annual Meeting. You may vote your shares in advance of the Annual Meeting by submitting a proxy at www.voteproxy.com or by requesting a printed copy of the proxy materials and completing, signing, and returning the proxy card enclosed therein. You may also vote during the Annual Meeting by following the instructions available on the meeting website at https://edge.media-server.com/mmc/p/sutywhuw. Whether or not you plan to attend the Annual Meeting, the Company urges you to vote and submit your proxy in advance of the meeting using one of the methods described in the Proxy Statement.
Submitting Questions for the Annual Meeting. As part of the Annual Meeting, the Company will hold a Q&A session during which it intends to answer questions submitted that are pertinent to the Company and meeting matters, as time permits. You may submit your questions one hour before and during the Annual Meeting by following the instructions available on the meeting website.
Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet. A large number of banks and brokerage firms offer Internet voting. If your bank or brokerage firm does not offer Internet voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.
After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Equiniti Trust Company, LLC. Requests for registration should be directed to proxy@Equiniti.com or to facsimile number 718-765-8730. Written requests can be mailed to:
Equiniti Trust Company, LLC
Attn: Proxy Tabulation Department
55 Challenger Road, Floor 2
Ridgefield Park, NJ 07660
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July 16, 2026.

You will receive a confirmation of your registration and an 11-digit voter control number by email after the Company receives your registration materials. You may attend the Annual Meeting and vote your shares as detailed above.

ANNUAL MEETING OF STOCKHOLDERS OF

CRIMSON WINE GROUP, LTD.

July 23, 2026, 10:00 a.m. Pacific Time

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 p.m. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The Company will be hosting the meeting virtually this year. To attend the virtual meeting, please visit https://edge.media-server.com/mmc/p/sutvwhuw and be sure to have your control number available. The meeting password is **crimson2026**.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via **equiniti.com/us/ast-access** to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, 2026 Proxy Statement and 2025 Annual Report are available at https://crimsonwinegroup.investorroom.com/sec-filings

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20730000000000000000 5 072326

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" LISTED BELOW, AND "FOR" ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect seven (7) Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ John D. Cumming
- ○ Annette D. Alvarez-Peters
- ○ Jennifer L. Locke
- ○ Avraham M. Neikrug
- ○ Colby A. Rollins
- ○ Joseph S. Steinberg
- ○ Luanne D. Tierney

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here: ●

Note: Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of 2026 Annual Meeting of Stockholders, the 2026 Proxy Statement and the 2025 Annual Report to Stockholders furnished herewith.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder: ____________ Date: ________ Signature of Stockholder: ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CRIMSON WINE GROUP, LTD.

Proxy for Annual Meeting of Stockholders on July 23, 2026

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John D. Cumming and Joseph S. Steinberg, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Crimson Wine Group, Ltd., to be held virtually on July 23, 2026, via live webcast at https://edge.media-server.com/mmc/p/sutywhuw (password: **crimson2026**), and at any adjournments or postponements thereof, as specified on the reverse side. If no choice is specified, this proxy will be voted in accordance with the recommendations of the Board of Directors.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

CRIMSON WINE GROUP, LTD.

July 23, 2026

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via **equiniti.com/us/ast-access** to enjoy online access.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, 2026 Proxy Statement and 2025 Annual Report are available at https://crimsonwinegroup.investorroom.com/sec-filings

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730000000000000000 5 072326

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" LISTED BELOW, AND "FOR" ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect seven (7) Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ John D. Cumming
- ○ Annette D. Alvarez-Peters
- ○ Jennifer L. Locke
- ○ Avraham M. Neikrug
- ○ Colby A. Rollins
- ○ Joseph S. Steinberg
- ○ Luanne D. Tierney

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Note: Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of 2026 Annual Meeting of Stockholders, the 2026 Proxy Statement and the 2025 Annual Report to Stockholders furnished herewith.

Signature of Stockholder: ____ Date: ____ Signature of Stockholder: ____ Date: ____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.